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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            Form 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        August 19, 1998
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        Date of Report (Date of Earliest event reported)

                        U.S.B. Holding Co., Inc.
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     (Exact name of registrant as specified in its charter)



                            Delaware
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         (State or other jurisdiction of incorporation)

                             1-12811
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                    (Commission File Number)

                           36-3197969
               --------------------------------
               (IRS Employer Identification No.)

                      100 Dutch Hill Road
                   Orangeburg, New York 10962
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            (Address of principal executive offices)

                          (914) 365-4600
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       Registrant's telephone number, including area code
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Item 5.   Other Events

     On August 19, 1998, U.S.B. Holding Co., Inc. (the "Company") issued a press release reporting that it had received approval for its acquisition of Tappan Zee Financial, Inc. ("Tappan Zee")(the "Acquisition") by the Board of
Governors of the Federal Reserve Bank. On August 20, 1998, the Company issued a press release reporting that it had received approval for the Acquisition by the Office of Thrift Supervision and by the shareholders of Tappan Zee. The press releases are attached hereto as Exhibits 99.1 and 99.2, and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          The following exhibits are filed herewith.


Exhibit No.                                     Description of Exhibit
-----------                                     ----------------------

   99.1 Text of press release, dated August 19, 1998, issued by U.S.B. Holding Co., Inc.

   99.2 Text of press release, dated August 20, 1998, issued by U.S.B. Holding Co., Inc.


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                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              U.S.B. HOLDING CO., INC.



                              By:/s/ Steven T. Sabatini
                                 --------------------------------------------
                                 Name:    Steven T. Sabatini
                                 Title:   Senior Executive Vice President and
                                          Chief Financial Officer (principal
                                          financial officer)

Date:  August 21, 1998


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